SUPPLEMENT DATED DECEMBER 22, 2010

TO THE CLASS M, CLASS I AND ADMINISTRATIVE CLASS

PROSPECTUSES OF METROPOLITAN WEST FUNDS

DATED JULY 31, 2010

For all existing and prospective shareholders of:

Metropolitan West Low Duration Bond Fund and

Metropolitan West Strategic Income Fund

Effective on February 25, 2011, the Principal Investment Strategies of the Metropolitan West Low Duration Bond Fund and Metropolitan West Strategic Income Fund (the “Funds”) will be revised to increase the percentage limit of below-investment grade debt securities in which each Fund is permitted to invest, as follows:

Fund	Old Limit	New Limit

Low Duration Bond Fund	10%	20%

Strategic Income Fund	25%	50%

Low Duration Bond Fund

On page 8 of the Class M and Class I Prospectuses and page 4 of the Administrative Class Prospectus under the sub-heading “Principal Investment Strategy,” the disclosure should be revised as follows:

Up to 30% of the Fund’s net assets may be invested in securities rated below highly rated securities but not more than 20% may be below investment grade.

On page 34 of the Class M Prospectus, page 30 of the Class I Prospectus and page 11 of the Administrative Class Prospectus under the sub-heading “Low Average Duration,” the disclosure should be revised as follows:

Of that amount, not more than 20% of the Fund’s net assets may be invested in securities rated below investment grade (meaning at least BBB).

Strategic Income Fund

On page 25 of the Class M and Class I Prospectuses under the sub-heading “Principal Investment Strategy,” the disclosure should be revised as follows:

The Fund may invest up to 50% of its assets in debt securities rated below investment grade.

On page 37 of the Class M Prospectus and page 33 of the Class I Prospectus under the sub-heading “Low Average Duration,” the disclosure should be revised as follows:

The Fund may invest up to 50% of its assets in debt securities rated below investment grade, or if unrated, of comparable quality in the opinion of the Adviser, at the time of purchase.

Please retain this Supplement with your records.